FPA CAPITAL FUND, INC.

                                                                   ANNUAL REPORT







[FPA LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064                                     MARCH 31, 2001

                             LETTER TO SHAREHOLDERS


DEAR FELLOW SHAREHOLDERS:

      This Annual Report covers the fiscal year ended March 31, 2001. Your Fund's net asset value (NAV) per share closed at $23.01. Dividends of $5.83 and $2.07 per share were paid on July 10, 2000, and December 28, 2000 to holders of record on June 30 and December 18, 2000, respectively. The July distribution was composed of a $0.09 income dividend and $5.74 capital gains distribution, $4.13 of which was long-term. The December distribution included an income dividend of $0.05 and $2.02 capital gains distribution, all of which was long-term.

      The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                      AVERAGE ANNUAL TOTAL RETURN
                                      PERIODS ENDED MARCH 31, 2001
                                     ------------------------------
                                      1 YEAR    5 YEARS    10 YEARS
                                     -------    -------    --------
FPA Capital Fund, Inc.
  (NAV)..........................    -6.74%*    11.14%*     16.99%*
FPA Capital Fund, Inc.
  (Net of Sales Charge)..........   -11.64%++    9.94%++    16.37%++
Lipper Mid-Cap Value Fund
  Average........................    11.63%     12.74%      13.33%
Russell 2000 Index...............   -15.33%      7.76%      11.81%
Standard & Poor's
  500 Stock Index................   -21.68%     14.18%      14.42%

      The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was -5.37%*. This compares with total returns of 1.41% for the Lipper Mid-Cap Value Fund Average, -12.97% for the Russell 2000, and -18.75% for the S&P 500. On a calendar year basis, these same comparisons are -3.08%* for FPA Capital Fund, 16.66% for the Lipper Average, -3.02% for the Russell 2000, and -9.11% for the S&P 500.

COMMENTARY

     Before discussing this year's fiscal-year performance and outlook, beginning with this letter and each subsequent letter, we will add a new section of commentary that will highlight the thoughts of one of my associates who assists me in the management of your assets. Dennis Bryan, who has worked with me for almost eight years and has fifteen years of investment experience, will be the first contributor. I hope you will look forward to these additional insights as I do. It is our hope that you will become more acquainted, over time, with the other investment professionals who work as a team toward a common goal of superior long-term investment performance.

      What a difference a year makes. At this time last year, the aggressive-growth and high-tech stocks were just beginning their most severe and rapid price decline in history. As we had written in several earlier shareholder letters about the growing stock market speculation, the bubble finally burst. As an example, the Leuthold Internet Index of 75 companies, now only 57, lost approximately $1 trillion in market value in the last twelve months, declining from $1.26 trillion to $219 billion. Many aggressive-growth funds have now wiped out their positive performance results for 1999 as well as 1998. The Nasdaq Index, a measure of "over-the-counter" stock performance, was at the forefront of stock speculation. Because the bubble burst, Nasdaq's three- and five-year compound annual returns ending March 31 are 0.1% and 10.8%, respectively. This is a huge readjustment from its astronomical investment returns of just one year ago.

     The first quarter of calendar 2001 continued this trend. All major indices experienced declines. The DJIA registered its worst quarter of performance in twenty-three years, while the S&P 500 registered a first-quarter double-digit price decline for the first time in forty years. Your Fund managed to achieve a positive 3.23%* return. This continues the trend of outperformance, versus the major indices, that began last year at this time. Your Fund is narrowing the negative performance gap to the Lipper Mid-Cap Value Fund Average. We chose not to invest in certain sectors, primarily interest-rate sensitive, that were key positive contributors to the Lipper Average's performance. For example, we did not invest in depository financial institutions, REITs (real estate investment trusts), or utilities. We were uncomfortable with depository institutions, i.e. banks, because of potential credit problems in a slowing economy. These stocks benefited from the decline in interest rates but


---------------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

++ Reflects deduction of the maximum sales charge of 5.25% of the offering price have not, until just recently, started to factor in growing credit problems. We also chose not to use REITs because we have never liked the idea that for a REIT to grow, it must issue more stock that may dilute existing shareholders. Finally, we did not understand the changing utility environment and, therefore, chose not to participate. California is an extreme example of how things have changed. We believe your Fund will be a beneficiary of a recovery in the broader cross section of stocks than those that are mostly interest-rate sensitive. This past year has witnessed the beginning of an emerging trend of the outperformance of the small/mid-cap stocks, especially those that tend to have value characteristics. We view this leadership change as healthy, since investors are beginning to focus on a broader array of stocks. This emerging trend will take time to evolve since, in past cycles when the market began to recover, investors initially returned to the former leadership companies or sectors; however, these past leaders generally were underperformers longer term.

      We believe this recent stock market debacle brings to an end the perception that value investing is "out-of-date" and not relevant to the "new economy" investing era. Many times it was said to me during this time, "You just don't get it." My response was, "I get it, but I just don't want it." These past two years have tried the patience and discipline of many a value investor. I am pleased to report that none of my associates fell into this trap. Liquidating many of our technology and technology-related holdings in 1999 and early 2000 initially appeared to be a bad decision. In retrospect, this was not the case. The large capital-gains distributions of 1999 and 2000 were the direct result of these decisions. We still believe it is better to pay the tax now rather than taking the risk of possibly creating a future tax loss by holding onto an overpriced investment. I wish we could say we made all the right decisions, but this is an unrealistic expectation. We continue to maintain some exposure to the technology area through our holdings in electronic-distribution companies. We did reduce our holdings somewhat but did not liquidate them since, in our opinion, they had not reached a valuation level requiring their total sale. We believe they are still attractive long-term investments, despite price declines that have been more severe than we were anticipating, given their modest valuations at their price peaks. We expect these holdings to emerge from this down cycle with even stronger competitive positions.

      Your Fund is now benefiting from the price recovery of some of the stocks that hurt its performance during calendar 2000. For example, Conseco, the largest financer of manufactured housing, has achieved a major stock price recovery as its corporate turnaround is becoming more widely accepted. A review of the September 2000 shareholder letter will explain our reasoning for increasing the position. My associate, Tom Atteberry, and I recently reviewed every Conseco asset-backed securitization originated since 1985. In discussions with management, we believe that current credit-quality assumptions adequately take into account the present credit environment, unless the economy experiences a more significant decline than that which is already occurring. Conseco's recovery is beginning to have a positive impact on Fleetwood Enterprises and Champion Enterprises, the two largest manufactured-housing companies. We are also seeing signs of an emerging business recovery in one of our poorest stock performers, Oregon Steel. This is a case where we were correct about the long term but failed to see some short-term problems. Oregon Steel is one of the largest producers of pipe steel for natural-gas pipelines. The recent news regarding the natural gas shortages has sent gas prices skyrocketing and is now starting to lead to the approval of new gas pipelines. We were wrong about the timing but it looks as though we will be correct concerning the eventual outcome. Oregon Steel's pipeline backlogs are now increasing for the first time in almost three years. We hope that this is the start of a very long up-cycle that will eventually translate into a substantially higher stock price. Since December 29, 2000, the company's share price has risen nearly 400% but it still needs to appreciate considerably more before it reaches our cost.

      Since September of last year, we have been in the process of gradually cleaning up the portfolio. We recently completed the sale of Craig common preference stock, an investment failure, and we are also in the final stages of liquidating our holding in CPI Corporation. In both cases, they were small positions that we did not intend to increase. We were wrong about Craig while CPI, though statistically cheap, is not achieving the operational and stock performance that we believe is necessary to maintain or increase the holding. We did capture a long-term gain in the case of CPI. We also liquidated our holding in Gymboree Corporation at a substantial gain. This investment ran into difficulty initially because its business recovery plan was not well executed. We underestimated the difficulty of the turnaround. Despite this mistake, the company has a good reputation and a strong balance sheet. Under new management, their business began to recover somewhat, and we chose to exit and deploy the capital elsewhere.

      After these portfolio adjustments, your Fund continues to maintain a competitive valuation advantage over the market. At the end of March, your Fund's P/E and P/BV ratios (Price/Book Value) ratios were 15.2x and 1.2x, respectively. By comparison, the P/E ratios of the Russell 2000 and S&P 500 were 22.1x and 23.8x, while the P/BV ratios were 2.1x and 3.9x, respectively. Our companies are financially strong, with a 28.1% average Total-Debt/Total-Capitalization ratio, which compares favorably to the 40.6% and 44.4% for the Russell 2000 and the S&P 500. The portfolio's median market capitalization was $296.3 million, while its weighted-average market capitalization was $1.5 billion. The Russell 2000's median and weighted-average market capitalizations were $400 million and $990 million, while those of the S&P 500 were $7.6 billion and $98.9 billion, respectively.

     We are growing more optimistic that the small/mid-cap value style of investing is emerging from a long period of substandard performance. As fear rises in the stock market, this creates a more challenging, yet opportunistic, period for "stock picking" value managers. During the past forty years, after economic recessions or significant slowdowns, small-cap stocks, especially value stocks, have tended to lead the economic and stock-market recoveries. This reversal in leadership usually lasts for several years. Given the magnitude of the over-investment in technology funds and technology stocks this past cycle, we believe it will be some time before these investors begin to gravitate to a wider array of stocks on a sustained basis. We believe this trend may begin later this year or early next year, as more and more investors begin to "throw in the towel" on many of these aggressive-growth funds and stocks. Though we are encouraged by this emerging positive trend, we still are quite cautious. The general consensus is no longer anticipating earnings growth for 2001. In the fall of last year, the consensus was forecasting a 12-15% increase in S&P 500 earnings. We thought it was more likely to be less than 6%. As it turns out, virtually all projections have been overly optimistic. The consensus is now moving toward essentially zero growth for 2001. We consider this new forecast also optimistic. Hope is rapidly fading for a second-half profitability recovery. We believe we are in a profit recession, rather than an economic recession, that is likely to extend into 2002. If we are correct, 2002 profit expectations are too optimistic and, therefore, will have to be lowered. Much of this forecast will depend on whether the U.S. economy experiences a "V"- or a "U"-shaped recovery. Those who are forecasting a "V"-shaped, i.e., rapid, recovery, are being heavily influenced by the Federal Reserve's earlier interest-rate cuts, as well as by possible future reductions. Furthermore, they see a tax cut as adding to this positive trend. We are not quite as optimistic. We think the odds favor a more prolonged period of slower economic growth because of eroding corporate profit margins. Higher employment costs, medical expenses, rising depreciation expense and lower operating rates are likely contributors to these reduced profit margins, which should negatively impact corporate capital-spending intentions. This has become particularly true in the technology sector and is significant since the primary driver of U.S. capital spending, during this past economic cycle, has been expenditures for technology equipment. We do not believe the economy will recover as quickly as it did after the Asia crisis in 1998. We see excess productive capacity, higher consumer-debt burdens and a growing negative wealth effect from a declining stock market as key elements for restraining a rapid economic re-acceleration.

      The recent Federal Reserve easing of the Fed funds rate by 50 basis points to 4.50%, the lowest in 6 1/2 years, should help to bolster consumer psychology and the stock market. This brings the cumulative reduction to 200 basis points this year. As positive as this may appear, we still believe these interest-rate reductions will have only a marginal impact on corporate capital-spending plans. We believe we are on the backside of what was a very long capital-spending cycle and, therefore, these lower rates will only modestly influence capital-spending intentions. The excess capacity that has developed will have to be reduced or grown into before a new up-cycle can emerge. The positive side of this negative argument is that a large portion of this past capital-spending cycle was deployed in the far shorter life-expectancy areas of technology. Our best guess is that it may take two years to work off a large portion of the excesses of this past cycle.

      Despite these cautionary comments, we are quite optimistic that these uncertainties now give us a competitive advantage, which should enable us to rationally invest your capital with a prospect of more competitive investment returns. We continue to focus on selecting new investments one at a time. With this final comment, I would like to introduce you to Dennis Bryan's investment thoughts.

DENNIS BRYAN'S INVESTMENT COMMENTARY

      With the above viewpoint in mind, we are concentrating our research efforts on industries and companies that will be able to weather the storm and, more importantly, are in a position to reap the benefits of surviving and growing in the next up-cycle. Among the worst-performing stock market sectors this past year is the communications capital-equipment industry. There is excess inventory for many communication products, a number of the purchasers of this capital equipment are broke or will soon be bankrupt, and the remaining buyers are slowing down their equipment purchases. These factors have led to a collapse in share prices from valuation levels that were among the highest in the stock market. This has piqued our interest.

     There are many positive longer-term aspects of the communications-equipment companies that are attractive. First, according to the market research firm Ryan, Hankin, and Kent (RHK), the worldwide market for communications capital equipment in 2000 was $306 billion, with the U.S. accounting for approximately $110 billion. It is a very large and important sector within the general economy. Second, RHK expects the near-term growth for capital equipment to range from 15 to 20%, though we believe that this forecast may prove to be somewhat optimistic. Third, new internet applications, such as downloading music and video, are driving the telecommunication service providers (AT&T, the "Baby" Bell companies, etc.) to roll out broadband/fast internet connectivity services to their customers. This should result in new networks as well as the upgrading of existing networks. Fourth, for the companies that achieve success, their profit margins and returns on capital can be significantly above average. Lastly, the valuations now are more compelling. A number of communication capital-equipment companies are trading at book value or slightly above book value. In some cases, the book value is nearly all cash and marketable securities, and the companies are generating respectable profits.

     Looking forward, Kagan Associates, a communications industry consulting group, estimates that there will be almost 50 million U.S. broadband access subscribers at year-end 2009, with roughly 50% using cable modems, 40% using Digital Subscriber Lines (DSL), and 10% relying on wireless or satellites. With almost 50 million subscribers in 2009, they still would represent only 45% of U.S. households and 60% of PC-owning households. This is a potentially enormous opportunity for the communication capital-equipment suppliers who can capture this business. Growth expectations for the international markets are even higher because the PC and broadband internet-access penetration rates are considerably lower than in the U.S.

      The current woes affecting the telecommunications industry, particularly those pertaining to the broadband internet deployment, are reminiscent of the problems that existed during the mid-1980s. At that time, there was significant excess productive capacity in semiconductors and enormous gains were being made in the capabilities of these new chips. Ultimately, these enhanced performance attributes resulted in the generation of totally new technologies and new growth companies. Nobody knew at the time whether Intel or a host of other semiconductor companies would survive and grow to become America's great growth companies.

      Today, there is significant over-capacity in the devices that allow for the telecommunications revolution to occur. Essentially, there are too many routers and too much fiber-optic cable. The key point is that the huge amount of underutilized bandwidth will result in the development of new technologies and more broadband applications. As value investors, we will attempt to identify and acquire positions in successful capital-equipment companies without paying valuation premiums for their potentially higher growth rates. We do not know which internet application will succeed, but we have high confidence that the Internet Web will become a larger piece of the communication fabric that stitches the world together. Thus, we are currently exploring "backdoor" ways to participate in this growth market, without having to bet on whether Napster or the music publishing companies themselves are going to be the winner, for example. As always, we will pick one stock at a time based on that company's risk-to-reward ratio. We believe the valuations for communication equipment companies are now discounting a number of the risks to these companies. Hence, in the future, it is likely we will have investments in this area.

     With those closing comments, we thank you for your continued investment and welcome our many new shareholders.

Respectfully submitted,

/s/ Robert L. Rodriguez

Robert L. Rodriguez, CFA
President and Chief Investment Officer
April 27, 2001

                             HISTORICAL PERFORMANCE

[LINE GRAPH]


                     CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA CAPITAL FUND, INC. VS. RUSSELL 2000, S&P 500
                              AND LIPPER MID-CAP VALUE FUND AVERAGE FROM APRIL 1, 1991 TO MARCH 31, 2001

                                     3/31/91  3/31/92  3/31/93 3/31/94  3/31/95 3/31/96  3/31/97 3/31/98  3/31/99 3/31/00  3/31/01
                                     -------  -------  ------- -------  ------- -------  ------- -------  ------- -------  -------
FPA Capital Fund, Inc. (NAV)         10,000   13,382   15,286  17,293   20,712  28,343   36,080  46,940   41,096  51,531   48,047
FPA Capital Fund, Inc.                9,475   12,679   14,484  16,385   19,625  26,855   34,186  44,476   38,939  48,825   45,525
S&P 500                              10,000   11,106   12,797  12,983   15,004  19,824   23,755  35,155   41,641  49,111   38,461
Lipper Mid-Cap Value Fund Average    10,000   11,855   13,316  14,505   15,102  19,112   20,469  30,089   26,737  31,299   34,965
Russell 2000                         10,000   12,106   13,907  15,434   16,282  21,013   22,087  31,366   26,266  36,060   30,536

Past performance is not indicative of future performance. The Russell 2000 Index consists of the smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small capitalization stock performance. The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. This index is considered a measure of large capitalization stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Capital Fund, Inc., with an ending value of $45,525 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $48,047. The performance of the Fund and of the Averages is computed on total return basis which includes reinvestment of all distributions.

--------------------------------------------------------------------------------

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 2001

NET PURCHASES

COMMON STOCKS
Celanese AG................................................................      541,000 shs.
Conseco, Inc...............................................................      141,000 shs.

NET SALES

COMMON STOCKS
CPI Corp...................................................................      263,800 shs.
Centex Corporation.........................................................      227,700 shs.
Countrywide Credit Industries, Inc.........................................      319,300 shs.
Gymboree Corporation, The (1)..............................................    1,078,800 shs.
Reebok International Ltd...................................................      108,400 shs.
Ross Stores, Inc...........................................................      110,500 shs.
Storage Technology Corporation.............................................      150,000 shs.

NON-CONVERTIBLE SECURITY
U.S. Treasury Inflation-Indexed Notes -- 3 3/8% 2007.......................  $ 2,984,379

(1) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2001

COMMON STOCKS                                                                Shares               Value
------------------------------------------------------------------------   ------------    ------------------
TECHNOLOGY -- 23.3%
Arrow Electronics, Inc.*................................................     1,300,000     $       29,380,000
Avnet, Inc..............................................................     1,510,000             30,955,000
Exabyte Corporation*+...................................................     1,176,600              1,691,362
Hutchinson Technology Incorporated*.....................................       624,300              9,325,481
KEMET Corporation*......................................................        20,000                338,800
Storage Technology Corporation*.........................................     1,741,200             18,961,668
                                                                                           ------------------
                                                                                           $       90,652,311
                                                                                           ------------------
RETAILING -- 21.1%
Consolidated Stores Corporation*........................................     1,609,100     $       16,171,455
Craig Corporation (Class "A")*..........................................       266,000                532,000
Good Guys, Inc., The*...................................................       409,000              2,019,437
HomeBase, Inc.*+........................................................     2,049,400              2,787,184
Michaels Stores, Inc.*..................................................       987,000             29,548,313
Ross Stores, Inc........................................................     1,650,000             30,937,500
                                                                                           ------------------
                                                                                           $       81,995,889
                                                                                           ------------------
FINANCIAL -- 17.0%
Conseco, Inc............................................................     1,941,800     $       31,262,980
Countrywide Credit Industries, Inc......................................       325,000             16,038,750
Horace Mann Educators Corporation.......................................       729,100             12,905,070
Westcorp................................................................       325,220              5,658,828
                                                                                           ------------------
                                                                                           $       65,865,628
                                                                                           ------------------
CONSUMER DURABLES -- 15.3%
Centex Corporation......................................................       309,400     $       12,886,510
Champion Enterprises, Inc.*.............................................     1,903,600              9,803,540
Coachmen Industries, Inc.+..............................................       840,500              7,522,475
Fleetwood Enterprises, Inc..............................................       904,900              8,189,345
Flexsteel Industries, Inc...............................................       134,500              1,513,125
Recoton Corporation*+...................................................       630,400              7,604,200
Thor Industries, Inc....................................................       555,000             12,071,250
                                                                                           ------------------
                                                                                           $       59,590,445
                                                                                           ------------------
BASIC MATERIALS -- 6.3%
Celanese AG.............................................................       791,000     $       14,317,100
International Aluminum Corporation......................................       168,100              3,284,674
Oregon Steel Mills, Inc.................................................     1,003,700              5,118,870
Rouge Industries, Inc. (Class "A")......................................       752,300              1,647,537
                                                                                           ------------------
                                                                                           $       24,368,181
                                                                                           ------------------

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2001

                                                                                   Shares or
                                                                                   Principal
COMMON STOCKS--CONTINUED                                                             Amount               Value
------------------------------------------------------------------------------     ----------     ------------------

CONSUMER NON-DURABLES -- 3.1%
CPI Corp......................................................................         66,200     $        1,307,450
Rawlings Sporting Goods Company, Inc.*........................................        142,600                650,613
Reebok International Ltd.*....................................................        400,000              9,944,000
                                                                                                  ------------------
                                                                                                  $       11,902,063
                                                                                                  ------------------
BUSINESS SERVICES & SUPPLIES -- 2.6%
Angelica Corporation+ ........................................................        504,300     $        5,849,880
Manpower Inc. ................................................................        150,000              4,320,000
                                                                                                  ------------------
                                                                                                  $       10,169,880
                                                                                                  ------------------
INDUSTRIAL PRODUCTS -- 2.6%
Belden Inc. ..................................................................        504,300     $       10,111,215
                                                                                                  ------------------
DEFENSE -- 1.7%
DRS Technologies, Inc.* ......................................................        428,700     $        6,747,738
                                                                                                  ------------------
TOTAL COMMON STOCKS -- 93.0% (Cost $356,298,971)..............................                    $      361,403,350
                                                                                                  ------------------
NON-CONVERTIBLE SECURITIES -- 5.3% (Cost $19,776,811)
Federal Home Loan Mortgage Corporation (IO) -- 7% 2020 .......................  $   2,049,369     $          112,075
U.S. Treasury Inflation-Indexed Notes -- 3 3/8% 2007 .........................     20,268,481             20,493,335
                                                                                                  ------------------
                                                                                                  $       20,605,410
                                                                                                  ------------------
TOTAL INVESTMENT SECURITIES -- 98.3% (Cost $376,075,782)......................                    $      382,008,760
                                                                                                  ------------------

SHORT-TERM CORPORATE NOTE -- 2.0% (Cost $7,702,877)
General Electric Capital Corporation -- 5 1/4% 4/2/01.........................   $  7,704,000     $        7,702,877
                                                                                                  ------------------

TOTAL INVESTMENTS -- 100.3% (Cost $383,778,659)...............................                    $      389,711,637
Other assets and liabilities, net (0.3)%......................................                            (1,325,969)
                                                                                                  ------------------
TOTAL NET ASSETS -- 100.0%....................................................                    $      388,385,668
                                                                                                  ==================

* Non-income producing securities
+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the year ended March 31, 2001. Following is a summary of transactions in securities of these affiliates during the year ended March 31, 2001.


                                                   Purchases         Sales          Gain (Loss)     Dividends
                                                   -----------------------------------------------------------
 Angelica Corporation                                 --               --               --            $161,376
 Coachmen Industries, Inc.                            --               --               --             168,100
 Exabyte Corporation                                  --               --               --               --
 HomeBase, Inc.                                       --               --               --               --
 Recoton Corporation                                  --               --               --               --

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2001


ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $376,075,782)...........................................   $      382,008,760
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less).............................................            7,702,877   $      389,711,637
                                                                                  ------------------
  Cash.........................................................................                                       873
  Receivable for:
    Dividends and accrued interest.............................................   $          500,621
    Investment securities sold.................................................              350,443
    Capital Stock sold.........................................................              252,100            1,103,164
                                                                                  ------------------   ------------------
                                                                                                       $      390,815,674
LIABILITIES
  Payable for:
    Capital Stock repurchased..................................................   $        2,069,508
    Advisory fees and financial services.......................................              265,301
    Accrued expenses and other liabilities.....................................               95,197            2,430,006
                                                                                  ------------------   ------------------
NET ASSETS ....................................................................                        $      388,385,668
                                                                                                       ==================
SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 16,880,127 shares..........................                        $          168,801
  Additional Paid-in Capital...................................................                               371,241,512
  Undistributed net realized gain on investments...............................                                10,851,382
  Undistributed net investment income..........................................                                   190,995
  Unrealized appreciation of investments.......................................                                 5,932,978
                                                                                                       ------------------
  NET ASSETS...................................................................                        $      388,385,668
                                                                                                       ==================
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)..................................                                    $23.01
                                                                                                                   ======
  Maximum offering price per share
   (100/94.75 of per share net asset value)....................................                                    $24.28
                                                                                                                   ======


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                        For the Year Ended March 31, 2001

INVESTMENT INCOME
    Interest......................................................................                       $       2,384,024
    Dividends (including $329,476 from securities of affiliates)..................                               3,188,879
                                                                                                         -----------------
                                                                                                         $       5,572,903

EXPENSES
    Advisory fees.................................................................  $        2,908,326
    Financial services............................................................             439,743
    Transfer agent fees and expenses..............................................             261,754
    Custodian fees and expenses...................................................              44,137
    Directors' fees and expenses..................................................              40,851
    Reports to shareholders.......................................................              32,737
    Insurance.....................................................................              30,857
    Audit fees....................................................................              30,600
    Registration fees.............................................................              26,035
    Postage.......................................................................              24,406
    Legal fees....................................................................              12,327
    Other expenses................................................................               6,187           3,857,960
                                                                                    -------------------  -----------------
            Net investment income.................................................                       $       1,714,943
                                                                                                         -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)..................  $      110,271,988
    Cost of investment securities sold............................................          66,860,882
                                                                                    ------------------
        Net realized gain on investments..........................................                       $      43,411,106
Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year..................................  $       85,532,865
    Unrealized appreciation at end of year........................................           5,932,978
                                                                                    ------------------
        Decrease in unrealized appreciation of investments........................                             (79,599,887)
                                                                                                         -----------------

            Net realized and unrealized loss on investments.......................                       $     (36,188,781)
                                                                                                         -----------------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.................................................................                       $     (34,473,838)
                                                                                                         =================


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                        FOR THE YEAR ENDED MARCH 31,
                                                      -------------------------------------------------------------------------
                                                                      2001                                  2000
                                                      ------------------------------------- -----------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.............................. $       1,714,943                     $      1,902,550
  Net realized gain on investments...................        43,411,106                          134,989,125
  Decrease in unrealized
    appreciation of investments......................       (79,599,887)                         (18,843,094)

Increase (decrease) in net assets
  resulting from operations..........................                   $      (34,473,838)                   $     118,048,581

Distributions to shareholders from:
  Net investment income.............................. $      (2,119,256)                    $     (3,566,650)
  Net realized capital gains.........................      (116,472,248)      (118,591,504)      (64,562,292)       (68,128,942)
                                                      -----------------                     ----------------

Capital Stock transactions:
  Proceeds from Capital Stock sold................... $      51,157,629                     $     41,936,498
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions...................       101,997,165                           59,105,054
  Cost of Capital Stock repurchased..................      (129,603,911)        23,550,883      (146,955,403)       (45,913,851)
                                                      ----------------- ------------------  ----------------  -----------------

Total increase (decrease) in net assets..............                   $     (129,514,459)                   $       4,005,788
NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $595,308 and $2,259,408.........................                          517,900,127                          513,894,339
                                                                        ------------------                    -----------------

End of year, including undistributed
  net investment income
  of $190,995 and $595,308...........................                   $      388,385,668                    $     517,900,127
                                                                        ==================                    =================
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold.........................                            2,004,277                            1,301,816
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions......................................                            4,229,593                            1,945,279
Shares of Capital Stock repurchased..................                           (4,915,264)                          (4,622,194)
                                                                        ------------------                    -----------------
Increase (decrease) in Capital
 Stock outstanding ..................................                            1,318,606                           (1,375,099)
                                                                        ==================                    =================

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                                     Year Ended March 31,
                                                          --------------------------------------------------------------------
                                                                  2001          2000          1999          1998          1997
                                                          ------------  ------------  ------------  ------------  ------------
Per share operating performance:
Net asset value at beginning of year..................    $      33.28  $      30.34  $      38.30  $      32.28  $      27.55
                                                          ------------  ------------  ------------  ------------  ------------
Income from investment operations:
  Net investment income...............................    $       0.11  $       0.12  $       0.40  $       0.49  $       0.38
  Net realized and unrealized gain (loss)
    on investment securities..........................           (2.48)         7.07         (4.76)         8.74          6.98
                                                          ------------  ------------  ------------  ------------  ------------
Total from investment operations......................    $      (2.37) $       7.19  $      (4.36) $       9.23  $       7.36
                                                          ------------  ------------  ------------  ------------  ------------
Less distributions:
  Dividends from net investment income................    $      (0.14) $      (0.22) $      (0.40) $      (0.47) $      (0.37)
  Distributions from net realized capital gains.......           (7.76)        (4.03)        (3.20)        (2.74)        (2.26)
                                                          ------------  ------------  ------------  ------------  ------------
Total distributions...................................    $      (7.90) $      (4.25) $      (3.60) $      (3.21) $      (2.63)
                                                          ------------  ------------  ------------  ------------  ------------
Net asset value at end of year........................    $      23.01  $      33.28  $      30.34  $      38.30  $      32.28
                                                          ============  ============  ============  ============  ============

Total investment return*..............................         (6.74)%        25.39%      (12.45)%        30.10%        27.30%

Ratios/supplemental data:
Net assets at end of year (in thousands)..............        $388,386      $517,900      $513,894      $789,436      $597,184
Ratio of expenses to average net assets...............           0.89%         0.86%         0.86%         0.83%         0.84%
Ratio of net investment income to
  average net assets..................................           0.39%         0.35%         1.20%         1.38%         1.27%
Portfolio turnover rate...............................              5%           18%           19%           24%           21%


* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2001


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

      The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.    Security Valuation

         Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.    Federal Income Tax

         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.    Securities Transactions and Related Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.    Use of Estimates

         The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $22,661,579 for the year ended March 31, 2001. Realized gains or losses are based on the specific-certificate identification method. Cost of securities held at March 31, 2001 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at March 31, 2001 for federal income tax purposes was $106,048,913 and $100,115,935, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

      Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

      For the year ended March 31, 2001, the Fund paid aggregate fees of $40,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a

                          NOTES TO FINANCIAL STATEMENTS
                                    Continued

retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended March 31, 2001, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $12,621 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- SALES OF FUND SHARES

      On November 13, 2000, the Board of Directors determined that it was in the best interests of the Fund and its shareholders to resume the sale of shares to new investors effective January 1, 2001.


--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS


TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA CAPITAL FUND, INC.

      We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. at March 31, 2001 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Los Angeles, California
April 27, 2001

                            RESULTS OF ANNUAL MEETING


      Following is a list of matters voted upon and the results of those votes cast at the annual meeting of shareholders held October 23, 2000:

     1. With respect to the election of five directors by the holder of Common Stock, $0.01 par value:

                                                 Votes For       Votes Withheld
                                                 ---------       --------------
         Willard H. Altman, Jr..............     9,408,912         154,433
         DeWayne W. Moore...................     9,372,544         190,801
         Alfred E. Osborne, Jr..............     9,421,303         142,043
         Robert L. Rodriguez................     9,432,049         131,297
         Lawrence J. Sheehan................     9,425,493         137,852

     2. With respect to approval of a new investment advisory agreement between the Fund and the Investment Adviser, a total of 9,234,038 shares voted for, 97,960 shares voted against and 231,348 shares abstained.

     3. With respect to the selection of Ernst & Young LLP as independent auditors for the Fund for the fiscal year, a total of 9,409,089 shares voted for, 49,673 shares voted against and 104,584 shares abstained.


      No broker non-votes were received with respect to any of the matters voted upon.

                             OFFICERS AND DIRECTORS


DIRECTORS

Willard H. Altman, Jr.
DeWayne W. Moore
Alfred E. Osborne, Jr.
Robert L. Rodriguez
Lawrence J. Sheehan


OFFICERS

Robert L. Rodriguez, PRESIDENT AND
    CHIEF INVESTMENT OFFICER
Dennis M. Bryan, VICE PRESIDENT
Eric S. Ende, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER


INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000




This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.